                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                           ANIKA THERAPEUTICS, INC.
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (4) Date Filed:
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
                            ANIKA THERAPEUTICS, INC.
                             236 WEST CUMMINGS PARK
                          WOBURN, MASSACHUSETTS 01801

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO
                       BE HELD ON WEDNESDAY, JUNE 6, 2001

The 2001 annual meeting of stockholders (the "Annual Meeting") of Anika Therapeutics, Inc., a Massachusetts corporation (the "Company"), will be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109 on Wednesday, June 6, 2001, at 10:00 a.m. local time for the following purposes:

    1. To elect two (2) Class II directors of the Company to serve until the 2004 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

    2. To consider and act upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned or postponed.

The Board of Directors has fixed the close of business on April 7, 2001 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record of the Company's common stock, par value $.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

You are requested to fill in and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed postage prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have delivered a signed proxy.

                                          By Order of the Board of Directors,

                                          Douglas R. Potter, CLERK

Woburn, Massachusetts
April 30, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                            ANIKA THERAPEUTICS, INC.
                             236 WEST CUMMINGS PARK
                          WOBURN, MASSACHUSETTS 01801

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, JUNE 6, 2001

                                                                  April 30, 2001

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Anika Therapeutics, Inc., a Massachusetts corporation (the "Company"), for use at the annual meeting of stockholders to be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109 on Wednesday, June 6, 2001, at 10:00 a.m. local time and at any adjournment or postponement thereof (the "Annual Meeting"). At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

    1. The election of two (2) Class II directors of the Company to serve until the annual meeting of stockholders in 2004 and until their respective successors are duly elected and qualified; and

    2. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

This proxy statement, the accompanying notice of annual meeting, the proxy card and the Company's Annual Report are first being sent to stockholders on or about April 30, 2001. The Company's Annual Report, however, is not a part of the proxy solicitation material. The Board of Directors has fixed the close of business on April 7, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record of the Company's common stock, par value $.01 per share ("Common Stock") at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 9,934,280 shares of Common Stock outstanding and entitled to vote at the annual meeting. Holders of Common Stock as of the close of business on the record date will be entitled to one vote per share.

ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDERS' INSTRUCTIONS, AND IF NO CHOICE IS SPECIFIED, THE PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS. A STOCKHOLDER MAY REVOKE ANY PROXY AT ANY TIME BEFORE ITS EXERCISE BY DELIVERY OF WRITTEN REVOCATION OR A SUBSEQUENTLY DATED PROXY TO THE CLERK OF THE COMPANY OR BY VOTING IN PERSON AT THE ANNUAL MEETING. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN AND OF ITSELF CONSTITUTE REVOCATION OF A PROXY.

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Directors are elected by a plurality of the votes cast if a quorum is present. In a plurality election, votes may only be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the two persons receiving the highest number of "FOR" votes will be elected as directors. Where the only matter to be considered at a meeting of stockholders is an uncontested election of directors by plurality, there are no "abstentions" or "broker non-votes" because (i) votes may only be cast in favor of or withheld from each nominee and (ii) shares of Common Stock held by a broker on behalf of a beneficial owner may be voted in the discretion of the broker if it does not receive voting instructions from the beneficial owner.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

The Company's Board of Directors is divided into three classes: Class I, Class II and Class III. Each class of directors serves for a three-year term with one class of directors being elected by the Company's stockholders at each annual meeting.

Drs. Bower and Davidson serve as Class I Directors with a term of office expiring at the 2003 Annual Meeting. Mr. McKay and Dr. Sadow serve as Class II Directors with a term of office expiring at the 2001 Annual Meeting.
Mr. Wheeler and Mr. Engle serve as Class III Directors with a term of office expiring at the 2002 Annual Meeting.

Mr. McKay and Dr. Sadow are the Board of Directors' nominees for election to the Board of Directors at the Annual Meeting. The Class II Directors will be elected to hold office until the 2004 Annual Meeting and until their successors are duly elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy will vote, as permitted by the Amended and Restated By-laws of the Company, to elect Mr. McKay and Dr. Sadow as the Class II Directors.

The election of a director requires the affirmative vote of a plurality of votes cast by the holders of Common Stock entitled to vote on the matter. If either of the Class II Directors become unavailable, the person acting under the proxy may vote the proxy for the election of a substitute.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES.

The following table sets forth the name of each Director, including the nominees for Class II Directors, his age and the year in which he became a Director of the Company.

                                                                         DIRECTOR
                       DIRECTOR NAME                            AGE       SINCE
                       -------------                          --------   --------
CLASS I DIRECTORS:
Joseph L. Bower.............................................     62        1993
Eugene A. Davidson, Ph.D....................................     70        1993
CLASS II DIRECTORS:
Samuel F. McKay.............................................     61        1995
Harvey S. Sadow, Ph.D.......................................     78        1995
CLASS III DIRECTORS:
J. Melville Engle...........................................     51        1996
Steven E. Wheeler...........................................     54        1993

Dr. Bower joined the Board of Directors of the Company in February 1993. He has held various positions at the Harvard Business School since 1963, where he was named Professor of Business Administration in 1972 and Donald Kirk David Professor of Business Administration in 1986. He has served as Chairman of the Doctoral Programs, Director of Research, Senior Associate Dean for External Relations, Chair of the General Management Area and is currently Chair of the General Manager Program. Dr. Bower received an A.B. from Harvard University and an M.B.A. and a D.B.A. from the Harvard Business School. He is a director of Brown Shoe Company, Inc., ML Lee Funds I and II, New America High Income Fund and Sonesta International Hotels Corporation.

Dr. Davidson joined the Board of Directors of the Company in February 1993. He has been the Chairman of the Department of Biochemistry and Molecular Biology at Georgetown University Medical School since April 1988. Prior to this position, he was the Chairman of the Department of Biological Chemistry at the Milton S. Hershey Medical Center of the Pennsylvania State University from October 1967 to April 1988. Dr. Davidson also served as Associate Dean for Education at the Milton S. Hershey Medical Center from November 1975 to January 1987.
Dr. Davidson received a B.S.

in Chemistry from the University of California, Los Angeles, and a Ph.D. in Biochemistry from Columbia University.

Mr. Engle has held the position of President and Chief Executive Officer since September 1996, and has served as Chairman since February 1999. Prior to joining the Company, Mr. Engle was the President and Chief Executive Officer at U.S. Medical Products Inc., a manufacturer and distributor of orthopedic implants. From 1980 to 1995, Mr. Engle was a senior executive with Allergan, Inc., overseeing sales and marketing of pharmaceutical eye and skin care products in the Americas region and served as Allergan's Chief Financial Officer from 1982 to 1985. Mr. Engle holds a master's degree in business administration from the University of Southern California and a bachelor's degree from the University of Colorado.

Mr. McKay joined the Board of Directors of the Company in May 1995. He is currently a general partner of Axiom Venture Partners Limited Partnership, a venture capital firm, and the Chief Executive Officer of Axiom Venture Associates. Prior to Axiom, Mr. McKay was Director of Venture Capital Investments at Connecticut General Insurance Company and a scientist at the Avco-Everett Research Laboratory. Mr. McKay is also a director of Open Solutions, Inc. and Sabre Communications, Inc. Mr. McKay received a B.S. in Physics from the University of New Hampshire and an M.B.A. from the Whittemore School of Business at the University of New Hampshire.

Dr. Sadow joined the Board of Directors of the Company in December 1995. He is a director of Cholestech Corp. and Rosetta Inpharmatics, Inc. Dr. Sadow also serves as Chairman of the Board of Directors of Trega Biosciences, Inc.
Dr. Sadow also serves as s Senior Advisor to the management of Genaissance Pharmaceuticals, Inc. From 1971 through 1992, Dr. Sadow served as President and Chief Executive Officer, Director and later, Chairman of the Board of Boehringer Ingelheim Corporation. He was also a member of the Board of Directors of the Pharmaceutical Manufacturers Association and Chairman of the Pharmaceutical Manufacturers Association Foundation. Dr. Sadow received a B.S. from the Virginia Military Institute, an M.S. from the University of Kansas and a Ph.D. from the University of Connecticut.

Mr. Wheeler joined the Board of Directors of the Company in February 1993. He is currently the President of Wheeler & Co., LLC, a private investment firm. He is also currently a director of Bariston Partners, LLC, a private equity investment firm. Between 1993 and February 1996, he was Managing Director and a director of Copley Real Estate Advisors and President, Chief Executive Officer and a director of Copley Properties, Inc., a publicly traded real estate investment trust. He was the Chairman and Chief Executive Officer of Hancock Realty Investors, which manages an equity real estate portfolio, from 1991 to February 1993. Prior to this position, he was an Executive Vice President of Bank of New England Corporation from 1990 to 1991. Mr. Wheeler received a B.S. in Engineering from the University of Virginia, an M.S. in Nuclear Engineering from the University of Michigan and an M.B.A. from the Harvard Business School.

BOARD AND COMMITTEE MEETINGS

The Board of Directors selects nominees for the election of directors of the Company. The Board of Directors will consider a nominee recommended by a stockholder for election to the Board of Directors if such recommendation is presented on a timely basis in accordance with, and is accompanied by the information required by, the Company's Amended and Restated By-Laws and the Securities Exchange Act of 1934, as amended. The Company does not maintain a standing nominating committee. The Board of Directors met ten times during 2000. No director attended less than 75% of the aggregate of: (i) the total number of Board meetings and (ii) the total number of meetings held by all committees on which such director served.

The Company has a standing Compensation Committee of the Board of Directors which makes recommendations to the Board regarding compensation issues with respect to the officers of the

Company. The Compensation Committee grants stock options under the Company's stock option plans. The current members of the Compensation Committee are Dr. Bower, Dr. Davidson, Mr. McKay and Mr. Wheeler. The Compensation Committee met six times during 2000.

The Company has a standing Audit Committee of the Board of Directors, which provides the opportunity for direct contact between the Company's independent auditors and the Board. The current Audit Committee members are Dr. Bower, Mr. McKay and Mr. Wheeler. The Audit Committee met seven times during 2000. The Audit Committee has the responsibility to make recommendations to the Board relative to the selection of the Company's independent accountants, to confer with the Company's independent accountants regarding the scope, method and result of the audit of the Company's books and records and to report the same to the Board and to establish and monitor policy relative to non-audit services provided by the independent accountants in order to ensure their independence. The current members of the Audit Committee are "independent" as that term is defined by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

                             AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors (see Appendix A attached hereto), the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During fiscal year 2000, the Audit Committee met nine (9) times.

The Audit Committee obtained from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with Arthur Andersen LLP its independence from the Company and its management.

The Audit Committee has discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment of Arthur Andersen LLP as the Company's independent auditors and the Board concurred in such recommendation.

The Audit Committee of the Board

Samuel F. McKay, Chairperson          Joseph L. Bower          Steven E. Wheeler

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE

COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

DIRECTORS' COMPENSATION

During 2000, each director who was not an employee of the Company was entitled to receive a director's fee of $10,000 and immediately exercisable options for 1,596 shares of Common Stock under the Stock Option Plan. The number of stock options granted was valued at approximately $10,000 using the Black-Scholes method. In addition, each non-employee director is entitled to be paid $1,000 for each Board meeting or committee meeting attended in person or regular Board meetings attended telephonically and $500 for each special Board meeting or committee meeting attended telephonically. All non-employee directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and any committees thereof.

Non-employee directors are also entitled to participate in the Company's 1993 Director Stock Option Plan (the "Director Plan"). In accordance with the provisions of the Director Plan, the period during which options may be granted thereunder expired five years after its adoption, on April 26, 1998 (the "Termination Date"). Under the terms of the Director Plan, each non-employee director who was initially elected to the Board of Directors prior to the Termination Date was entitled to receive an option to purchase 4,500 shares of Common Stock. The outstanding options granted under the Director Plan continue to be governed by the provisions of the Director Plan and any other instrument evidencing such options.

Each option granted under the Director Plan has an exercise price equal to the fair market value of Common Stock on the date of grant. Options granted under the Director Plan become exercisable in equal annual installments over a three-year period, but will automatically accelerate upon a "Change in Control of the Company" (as defined in the Director Plan) which, subject to certain exceptions, shall be deemed to occur in the event that (i) a person becomes the beneficial owner of 20% or more of the combined voting power of the Company's then outstanding securities, (ii) individuals who constituted the Board of Directors on April 26, 1993, and subsequent directors approved by such persons, cease to constitute at least a majority of the Board of Directors, (iii) the Company engages in certain mergers, consolidations or recapitalizations or
(iv) the stockholders approve a plan of complete liquidation or an agreement for the sale of all or substantially all of the Company's assets. The term of each option granted under the Director Plan is ten years, provided that, in general, an option may be exercised only while the director continues to serve as a director of the Company or within 90 days thereafter.

EXECUTIVE OFFICERS

The Board of Directors elects executive officers of the Company annually at its meeting immediately following the annual meeting of stockholders. Such executive officers hold office until the next annual meeting unless they sooner resign or are removed from office. There are no family relationships between any directors or executive officers of the Company.

The following table lists the current executive officers of the Company. It is anticipated that each of these officers will be re-elected by the Board of Directors following the Annual Meeting:

                NAME                     AGE                              POSITION
                ----                   --------                           --------
J. Melville Engle....................     51      Chairman, Chief Executive Officer and President
Douglas R. Potter....................     50      Chief Financial Officer, Vice President--Finance,
                                                  Treasurer and Clerk
Edward Ross, Jr......................     44      Vice President--Sales and Marketing
Charles R. Sherwood, Ph.D............     54      Vice President--Research and Development
Michael R. Slater....................     54      Vice President--Operations

Mr. Engle's biographical information is set forth on page 4.

Mr. Potter was appointed Chief Financial Officer, Vice President of Finance, Treasurer and Clerk in April 2000, prior to which he served as Interim Chief Financial Officer of the Company on a consulting basis since February 2000. From August 1999 to March 2000, Mr. Potter worked as a financial consultant, including as the Interim Chief Financial Officer of the Company. From
November 1993 to July 1999, he served as Vice President and Chief Financial Officer of Dynamics Research Corporation. Before joining Dynamics Research in 1993, Mr. Potter was Vice President, Treasurer and Chief Financial Officer of SofTech, Inc. He was also employed for 10 years with the accounting firm PricewaterhouseCoopers. Mr. Potter is a certified public accountant and is a member of the Financial Executives Institute and the Treasurers Club of Boston. He has an M.B.A. from Boston University and a B.S. from Purdue University.

Mr. Ross joined the Company in December 1996 as Vice President of Sales and Marketing from Gliatech, Inc., where he also served as Vice President of Marketing and Sales and was responsible for worldwide commercialization of anti-adhesion and related therapeutic technologies. Before joining Gliatech in 1995, Mr. Ross was Business Director of biological reconstruction with Genetics Institute from 1992 to 1995. From 1985 to 1992, he held several marketing and management positions with the Zimmer division of Bristol-Myers Squibb Company. Prior to his experience with Zimmer, Mr. Ross held various sales and marketing positions with divisions of American Hospital Supply Corporation, Whittaker General Medical and G.D. Searle. Mr. Ross has a B.A. in Political Science from Dickinson College and an M.B.A. from the University of Rochester.

Dr. Sherwood was appointed Vice President of Research and Development of the Company in April 2000, prior to which he served as Vice President of Process Development and Engineering of the Company beginning in April 1998. He served as a consultant to the Company from January 1998 to April 1998. From 1995 to 1997, he was Senior Director, Medical Device Research and Development for Chiron Vision. In April 1995 Chiron Vision acquired IOLAB Corporation, a division of Johnson & Johnson where he had been Executive Director of Research and Development from 1993 to 1995, Director of Materials Characterization from 1989 to 1993 and Manager/Section Head from 1982 to 1989. Dr. Sherwood was also a part-time faculty member in the Department of Chemistry at the California State Polytechnic University, Pomona, California from 1984 to 1987. Dr. Sherwood received a B.S. in Chemical Engineering from Cornell University, and a M.S. and Ph.D. in Polymer Science and Engineering from the University of Massachusetts, Amherst. Dr. Sherwood also received a Certificate in Management from Claremont Graduate School.

Mr. Slater was appointed Vice President of Operations in May 1999, and took on additional responsibility for clinical research operations in March 2000. Prior to this date, he served as Vice President of Quality Systems and Regulatory Affairs of the Company. From 1996 to 1998, he was an independent consultant to the biopharmaceutical industry. From 1995 to 1996 he served as Executive Vice President, Development Operations for ImmuLogic Pharmaceutical Corporation in Waltham, Massachusetts. From 1985 to 1995 he served as Vice President, Regulatory Affairs of Biogen, Inc. in Cambridge, Massachusetts; and from 1983 to 1985 as Director of Corporate Regulatory Affairs for Biogen S.A. in Geneva, Switzerland. From 1971 to 1983 he held several positions in regulatory affairs and information services and served as Senior Manager, Medical Services for Hoechst Pharmaceuticals, U.K. Mr. Slater received a B.Sc. in Information Science from the Metropolitan University of Leeds, England.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

The following table sets forth certain information concerning the compensation, for each of the periods indicated, of the Company's Chief Executive Officer and the Company's four most highly compensated executive officers for the year ended December 31, 2000, other than the Chief Executive Officer, (the "Named Executive Officers") for the years ended December 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                              ------------
                                                     ANNUAL COMPENSATION       SECURITIES
                                     FISCAL       -------------------------    UNDERLYING         ALL OTHER
   NAME AND PRINCIPAL POSITION        YEAR        SALARY ($)      BONUS ($)   OPTIONS (#)    COMPENSATION ($)(1)
   ---------------------------      --------      ----------      ---------   ------------   -------------------
J. Melville Engle ................    2000         $241,800       $ 58,365(2)     60,000           $ 8,000
  President and Chief Executive       1999          228,742         86,730        40,000(3)          8,000
  Officer                             1998          219,942         65,418        85,000             7,615

Douglas R. Potter(4) .............    2000          121,182         37,300(2)    105,000            37,850(5)
  Vice President--Finance, Chief
  Financial Officer, Clerk and
  Treasurer

Edward Ross, Jr. .................    2000          151,965         24,200(2)     30,000             8,000
  Vice President--Sales and           1999          146,463         26,300        25,000(3)          8,000
  Marketing                           1998          141,643         24,330        25,000             7,750

Michael R. Slater ................    2000          166,795         24,300(2)     30,000             8,000
  Vice President--Operations          1999          144,246         34,500        55,000(6)          8,000
                                      1998          119,423(7)      33,490        75,000             4,933

Charles R. Sherwood ..............    2000          160,944         38,675(2)     60,000             8,000
  Vice President--Research and        1999          145,638         16,245        25,000(3)          8,000
  Development                         1998(8)        96,923         10,000        75,000             3,500

------------------------

(1) These amounts constitute only the Company's matching contributions to the Company's Employee Savings and Retirement Plan (the "401(k) Plan") as there were no discretionary contributions.

(2) Such amounts include an annual bonus as well as a retention bonus.
    Mr. Potter also received a bonus of $10,000 upon joining the Company as an employee.

(3) Such options were granted on January 11, 2000.

(4) Mr. Potter joined the Company in February 2000 as a consultant and in April 2000 became an employee of the Company; the 2000 number represents his salary beginning in April 2000.

(5) Includes $33,710 of consulting fees earned prior to Mr. Potter's employment in April 2000.

(6) 25,000 of such options were granted on January 11, 2000.

(7) Mr. Slater joined the Company in February 1998, and this number represents his salary from that time period.

(8) Mr. Sherwood joined the Company in April 1998 and the 1998 number represents his salary from that start date.

                       OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth the number of shares underlying stock options granted during the fiscal year ended December 31, 2000 to the Named Executive Officers and certain other information regarding such stock options.

                                               INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                         --------------------------------------------------------------     VALUE AT ASSUMED
                                               PERCENT OF                                     ANNUAL RATES
                                              TOTAL OPTIONS                                  OF STOCK PRICE
                             NUMBER OF         GRANTED TO                                     APPRECIATION
                             SECURITIES       EMPLOYEES IN      EXERCISE                   FOR OPTION TERM (3)
                             UNDERLYING          FISCAL         OR BASE      EXPIRATION   ---------------------
         NAME            OPTION GRANTED (1)     YEAR (2)      PRICE ($/SH)      DATE       5% ($)      10% ($)
         ----            ------------------   -------------   ------------   ----------   ---------   ---------
J. Melville Engle......        40,000               6%           $6.938        1/11/10    $174,531    $441,295
                               60,000               9%           $1.750        9/11/10      66,034     167,342

Douglas R. Potter......        75,000              11%           $6.875        4/18/10     324,274     167,342
                               30,000               4%           $1.750        9/11/10      33,016      83,671

Edward Ross, Jr........        25,000               4%           $6.938        1/11/10     109,082     276,434
                               30,000               4%           $1.750        9/11/10      33,016      83,671

Charles R. Sherwood....        25,000               4%           $6.938        1/11/10     109,082     276,434
                               30,000               4%           $7.625         5/1/10     143,860     364,569
                               30,000               4%           $1.750        9/11/10      33,016      83,671

Michael R. Slater......        25,000               4%           $6.938        1/11/10     109,082     276,434
                               30,000               4%           $1.750        9/11/10      33,016      83,671

------------------------

(1) The exercisability of each option automatically accelerates upon a "Change in Control of the Company" (as defined in the 1993 Stock Option Plan, as amended). See "Report of the Compensation Committee of the Board of Directors on Executive Compensation" for more information regarding such grants.

(2) A total of 682,776 options to purchase Common Stock of the Company were granted to employees of the Company in the year ended December 31, 2000.

(3) Represents the value of options granted at the end of the option terms if the price of the Company's Common Stock were to appreciate annually by 5% and 10%, respectively, from the price at the date of grant. The 5% and 10% assumed rates of appreciation are required by the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

OPTION EXERCISES AND HOLDINGS

The following table sets forth certain information concerning exercises of stock options during the fiscal year ended December 31, 2000 by each of the Named Executive Officers and the number and value of options held by each of the Named Executive Officers on December 31, 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                              VALUE OF
                                                                      SECURITIES             UNEXERCISED
                                                                UNDERLYING UNEXERCISED      IN-THE-MONEY
                                                                      OPTIONS AT             OPTIONS AT
                                     SHARES                      FISCAL YEAR END (#)     FISCAL YEAR END ($)
                                  ACQUIRED ON       VALUE            EXERCISABLE/           EXERCISABLE/
              NAME                EXERCISE (#)   REALIZED ($)       UNEXERCISABLE         UNEXERCISABLE(1)
              ----                ------------   ------------   ----------------------   -------------------
J. Melville Engle...............       0              $0           318,600/216,400              $0/$0
Douglas R. Potter...............       0               0                 0/105,000                0/0
Edward Ross, Jr.................       0               0            110,000/75,000                0/0
Charles R. Sherwood.............       0               0            37,500/122,500                0/0
Michael R. Slater...............       0               0            37,500/122,500                0/0

------------------------

(1) Based on the fair market value of the Common Stock on December 31, 2000 of $0.7812 per share less the applicable option exercise price ranging from $1.75 to $7.625.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
  COMPENSATION

During 2000, the Compensation Committee of the Board consisted of Joseph L. Bower, Eugene A. Davidson, Samuel F. McKay and Steven E. Wheeler, each of whom was a non-employee director. The Compensation Committee approves Company compensation policies and procedures and establishes compensation levels for executive officers.

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS. The Compensation Committee's executive compensation philosophy is: (i) to provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the pharmaceutical and medical devices industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success; and
(iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options.

The compensation of the Company's Chief Executive Officer and other executive officers is currently comprised of annual base salary, annual performance incentives in the form of cash bonuses and long-term performance incentives in the form of stock option grants under the Company's 1993 Stock Option Plan, as amended.

The Compensation Committee has determined that base salaries of executive officers should be set at levels that are competitive with those of executives of comparably-sized companies in the pharmaceutical and medical devices industry. In addition, the Compensation Committee believes that it is appropriate to reward performance through a combination of cash bonuses and stock option grants and to provide a competitive compensation package that will enable the Company to attract and retain the executives needed to achieve the Company's business goals.

BASE SALARY. Base salaries for executive officers are targeted according to the salaries of employees holding similar offices and having similar responsibilities at comparably-sized companies within the pharmaceutical and medical device industry. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officer and any change in the responsibilities assumed by the executive officer. Salary adjustments are normally determined and made on an annual basis.

CASH BONUSES. The Company's executive officers, including its Chief Executive Officer, are also eligible to earn bonuses. The Company's bonuses provide motivation toward and reward the accomplishment of corporate annual objectives and provide a competitive compensation package that will attract, reward and retain top-caliber individuals. The bonus amounts are based on both Company and individual performance. The Compensation Committee also may grant bonuses for executive retention purposes, taking into account, among other things, general industry practices.

STOCK OPTION GRANTS. Stock options are designed to attract and retain executives who can make significant contributions to the Company's success; reward executives for such significant contributions; give executives a long-term incentive to increase shareholder value; and align the interests of the Company's senior executives with those of its stockholders. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance by examining criteria similar to that involved in fixing cash bonuses. Any such grants also reflect individual performance reviews. The Compensation Committee also may grant stock options for executive retention purposes, taking into account, among other things, general industry practices. Stock options generally have been granted with a ten-year term, vesting in varying installments up to four years after the date of grant, and an exercise price equal to or above the fair market value of the Common Stock on the grant date.

In order to achieve the goals described above and to provide certain executives with an equity interest in the Company, on September 11, 2000, the Compensation Committee granted Mr. Engle options to acquire 60,000 shares of Common Stock and each of Messrs. Potter, Ross, Sherwood and Slater options to acquire 30,000 shares of Common Stock, each at an exercise price of $1.75 vesting in four equal annual installments. In addition, in connection with Mr. Sherwood's promotion, in May, 2000, he was granted an option to acquire 30,000 shares of Common Stock at an exercise price of $7.625 per share and which vest in four annual installments.

COMPENSATION OF CHIEF EXECUTIVE OFFICER. J. Melville Engle, the Company's President and Chief Executive Officer, receives competitive compensation and regular benefits in effect for senior executives of the Company. In 2000, Mr. Engle received a salary of $241,800 and aggregate cash bonuses of $58,365. Mr. Engle's salary and bonus were initially determined pursuant to the terms of his employment agreement and have been adjusted annually in accordance with the philosophies described above. In addition to such cash compensation, as stated above, on September 11, 2000, the Compensation Committee granted Mr. Engle options to acquire 60,000 shares of Common Stock.

The Compensation Committee of the Board

Joseph L. Bower     Eugene A. Davidson     Samuel F. McKay     Steven E. Wheeler

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

Mr. Engle is a party to an employment agreement with the Company. The employment agreement with Mr. Engle commenced September 24, 1996. Under the agreement,
Mr. Engle is entitled to an initial annual base salary of $200,000, a grant of stock options for 250,000 shares of Common Stock vesting in equal installments over four years, plus bonuses and benefits. If Mr. Engle's employment is terminated without cause, the agreement entitles him to severance in the amount of six months base salary and six months medical benefits. In the event of a constructive termination due to a "hostile" change of control, Mr. Engle will receive severance of twelve months salary (and medical benefits) if he is not retained in a substantially equivalent position.

Mr. Engle is also a party to change in control, bonus and severance agreement with the Company, dated June 3, 1999. Under this change of control, bonus and severance agreement, Mr. Engle is entitled to receive certain lump sum payments and other financial benefits in the event of a change in control (as defined in the agreement) of the Company. In the event of a change of control of the Company, Mr. Engle would likely receive an amount, including all periodic payments, in excess of $100,000.

Each of Messrs. Potter, Ross, Slater and Dr. Sherwood have entered into at-will employment relationships with the Company, the terms of which are evidenced by offer letters from the Company which were countersigned by each officer at the commencement of his employment. Under the offer letters, each of these officers is offered in addition to his respective salary a grant of stock options for 75,000 shares of Common Stock vesting in equal installments over four years, plus bonuses and benefits. If the employment of any of these officers is terminated without cause, the offer letter entitles each to severance in the amount of six months base salary and six months medical benefits. These officers are also parties to change in control, bonus and severance agreements with the Company dated June 3, 1999. Under these agreements, each of these officers is entitled to receive certain lump sum payments and other financial benefits in the event of a change in control (as defined in the agreement) of the Company. In the event of a change in control of the Company, and after such change of control, if their employment with the Company is terminated without cause (as defined in the agreement) each officer would likely receive an amount, including all periodic payments, in excess of $100,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of Dr. Bower, Dr. Davidson, Mr. McKay and Mr. Wheeler. None of these individuals is or formerly was an officer or employee of the Company.

STOCK PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the Market price of the Company's Common Stock with the total return of companies included within the NASDAQ Stock Market Index and a peer group of companies included within the NASDAQ Pharmaceutical Index for the period commencing on December 31, 1996 and ending on December 31, 2000. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the NASDAQ Stock Market Index and the NASDAQ Pharmaceutical Index on December 31, 1996, and the reinvestment of all dividends, if any. The historical information set forth below is not necessarily indicative of future performance.

                            STOCK PERFORMANCE GRAPH

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        NASDAQ PHARMACEUTICAL  NASDAQ US
                       Market     Market  ANIKA
Dec-96                    100        100    100
Dec-97                    103        122    248
Dec-98                    132        173    143
Dec-99                    247        321    188
Dec-00                    308        193     21

                                                           DEC-96     DEC-97     DEC-98     DEC-99     DEC-00
                                                          --------   --------   --------   --------   --------
NASDAQ Pharmaceutical Market............................    100        103        132        247        308
NASDAQ US Market........................................    100        122        173        321        193
ANIKA...................................................    100        248        143        188         21

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth the beneficial ownership of the Company's Common Stock as of February 19, 2001, by (i) each director, (ii) each of the Named Executive Officers named in the Summary Compensation Table set forth under the caption "Executive Compensation," (iii) each other person which is known by the Company to beneficially own 5% or more of its Common Stock and (iv) all current directors and executive officers as a group.

                                                              NUMBER OF SHARES    PERCENTAGE OF
                                                                BENEFICIALLY      COMMON STOCK
                      BENEFICIAL OWNER                           OWNED (1)       OUTSTANDING (2)
                      ----------------                        ----------------   ---------------
Joseph L. Bower, Ph.D.......................................        98,176(3)        *
Eugene A. Davidson, Ph.D....................................        84,076(3)        *
J. Melville Engle...........................................       334,389(4)           3.3%
Samuel F. McKay.............................................       885,806(5)(6)        8.9%
Harvey S. Sadow, Ph.D.......................................        35,596(7)        *
Steven E. Wheeler...........................................       135,066(3)           1.4%
Douglas R. Potter...........................................        18,750(8)        *
Edward Ross, Jr.............................................       118,400(9)           1.2%
Charles H. Sherwood, Ph.D...................................        65,388(10)       *
Michael R. Slater...........................................        65,326(11)       *
All current directors and executive officers as a group
  (10 persons)..............................................     1,840,973(12)         17.1%
OTHER PRINCIPAL STOCKHOLDERS:
Axiom Venture Partners Limited Partnership..................       865,806(5)           8.7%
  City Place II--17th Floor
  185 Asylum Street
  Hartford, CT 06103
Herbert H. Hastings and Euretta L. Hastings.................       800,000(13)          8.1%
  c/o Morrison & Foerster LLP
  19900 MacArthur Blvd., 12th Floor
  Irvine, CA 92612-2445

------------------------

   * Indicates less than 1%.

 (1) The number of shares deemed beneficially owned includes shares of Common Stock beneficially owned as of February 19, 2001. The inclusion of any shares of stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Any reference below to shares subject to outstanding stock options held by the person in question refers to stock options that are exercisable within 60 days after February 19, 2001.

 (2) The number of shares deemed outstanding includes 9,934,280 shares of Common Stock outstanding as of February 19, 2001, plus any shares subject to outstanding stock options that were exercisable within 60 days of February 19, 2001, held by the person or persons in question.

 (3) This amount includes 59,596 shares subject to stock options that are exercisable on or before April 20, 2001.

 (4) This amount includes 328,600 shares subject to stock options that are exercisable on or before April 20, 2001 as well as 5,789 shares allocated to Mr. Engle's account under the 401(k) Plan.

 (5) This amount includes 845,710 shares and options to acquire 20,096 shares, both held by Axiom Venture Partners Limited Partnership. Mr. McKay, Alan Mendelson and Martin Chanzit are the general partners (the "Axiom General Partners") of Axiom Venture Associates Limited Partnership, the general partner of Axiom Venture Partners Limited Partnership, and share voting and investment power with respect to such shares. Mr. McKay disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

 (6) This amount also includes 20,000 shares subject to stock options that are exercisable on or before April 20, 2001 held by Mr. McKay. The address of Mr. McKay is c/o Axiom Venture Partners, City Place II, 17th Floor, 185 Asylum Street, Hartford, Connecticut 06103.

 (7) This amount includes 34,596 shares subject to stock options that are exercisable on or before April 20, 2001.

 (8) This amount includes 18,750 shares subject to stock options that are exercisable on or before April 20, 2001.

 (9) This amount includes 2,150 shares allocated to Mr. Ross's account under the 401(k) Plan and 116,250 shares subject to stock options that are exercisable on or before April 20, 2001.

 (10) This amount includes 1,888 shares allocated to Dr. Sherwood's account under the 401(k) Plan and 62,500 shares subject to stock options that are exercisable on or before April 20, 2001.

 (11) This amount includes 1,826 shares allocated to Mr. Slater's account under the 401(k) Plan and 62,500 shares subject to stock options that are exercisable on or before April 20, 2001.

 (12) This amount includes 11,653 shares in the aggregate allocated to the accounts of the executive officers under the 401(k) Plan and 588,600 shares subject to stock options that are exercisable on or before April 20, 2001.

 (13) Such information is provided based upon information found in the Schedule 13G/A publicly filed by Mr. and Mrs. Hastings on January 30, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires that the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock file initial reports of ownership and reports of changes in ownership with the Commission and NASDAQ. Officers, directors and persons who beneficially own more than 10% of the Company's Common Stock are also required to furnish the Company with a copy of all forms they file pursuant to Section 16(a). Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company under Rule 16a-3(e) of the Exchange Act for the year ended December 31, 2000, no officer, director or person who owns more than 10% of the Company's outstanding shares of common stock failed to file on a timely basis such reports.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since March 1997, the Company has made three (3) loans in the aggregate amount of $175,000 to J. Melville Engle, President and Chief Executive Officer of the Company at varying interest rates from 5.54% to 6%. Such loans are payable five
(5) years from the date of each respective loan or 120 days after the termination of Mr. Engle's employment with the Company for any reason. A portion of such indebtedness has been secured by a subordinated mortgage. As of February 9, 2001, the principal amounts of such loans were outstanding.

                              INDEPENDENT AUDITORS

Arthur Andersen LLP has been selected to serve as independent auditors of the Company for the fiscal year ending December 31, 2001, and also served as the principal accountants of the Company for the fiscal year ending December 31, 2000. A representative of such firm are expected to be present at the Annual Meeting of stockholders to respond to appropriate questions.

AUDIT FEES

The aggregate estimated amount for professional services rendered by the Company's independent auditors for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were approximately $48,000.

FINANCIAL INFORMATION SYSTEMS DESIGNS AND IMPLEMENTATION FEES

The Company's independent auditors did not perform any financial information system design or implementation work for the Company during the fiscal year ended December 31, 2000.

ALL OTHER FEES

The aggregate fees billed for all other professional services rendered by the Company's independent auditors for the fiscal year ended December 31, 2000 were approximately $60,000. The Audit Committee determined that the provision of these services is compatible with maintaining the independence of Arthur Andersen LLP.

                                 OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                             SOLICITATION EXPENSES

All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

                             STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the next annual meeting of stockholders must be received by the Company on or before December 29, 2001 in order to be considered for inclusion in the Company's proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy and should be directed to: Clerk, Anika Therapeutics, Inc., 236 West Cummings Park, Woburn, Massachusetts 01801. A stockholder who wishes to present a proposal at the next annual meeting of stockholders, other than a proposal to be considered for inclusion in the Company's proxy statement described above, must have the proposal delivered personally to or mailed to and received by the Clerk, Anika Therapeutics, Inc., 236 West Cummings Park, Woburn, Massachusetts 01801. The Company must receive the proposal on or before March 28, 2002; provided, however, that such proposal shall not be required to be given more than sixty (60) days prior to the annual meeting of stockholders. The proposal must also comply with the other requirements contained in the Company's Amended and Restated By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the foregoing procedure and, if he should so determine, he shall so declare to the meeting that the defective item of business shall be disregarded.

STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2000, BY WRITING TO THE CLERK, ANIKA THERAPEUTICS, INC., 236 WEST CUMMINGS PARK, WOBURN, MASSACHUSETTS 01801.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                      APPENDIX A

                            ANIKA THERAPEUTICS, INC.

                            AUDIT COMMITTEE CHARTER

I.  GENERAL STATEMENT OF PURPOSE

The Audit Committee of the Board of Directors (the "Audit Committee") of Anika Therapeutics, Inc. (the "Company") oversees on behalf of the Board of Directors (the "Board") management's and the independent auditor's participation in the Company's financial reporting process. The primary objective of the Audit Committee in exercising its oversight function is to promote and preserve the integrity of the Company's financial statements and the independence of the Company's independent auditor.

II.  AUDIT COMMITTEE COMPOSITION

The Audit Committee shall consist of at least three members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.  MEETINGS

The Audit Committee generally is to meet four times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV.  AUDIT COMMITTEE ACTIVITIES

The principal activities of the Audit Committee will generally include the following:

    A.  REVIEW OF CHARTER

       - Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

    B.  AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

       - Review the overall audit plan with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executives").

       - Review and discuss with management (including the Company's Senior Accounting Executives) and with the independent auditor:

            (i) the Company's annual audited financial statements, including any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements;

            (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements; and

           (iii) major changes in and other questions regarding accounting and auditing principles and procedures.

       - Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995.

       - Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information; and

       - Review and discuss with management and the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61, "Communication with Audit Committees" ("SAS 61").

       - Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor's concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K.

       - Prepare the Audit Committee report required by Item 306 of Regulation S-K of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

    C.  UNAUDITED QUARTERLY FINANCIAL STATEMENTS

       - Review and discuss with management and the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71, "Interim Financial Information" ("SAS 71").

    D. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITOR

       - Recommend to the Board the appointment of the independent auditor.

       - Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee as representatives of the Company's shareholders.

       - Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgment of the Audit Committee, recommend that the Board replace the independent auditor.

       - Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

       - Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, and review and discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such discussion, take or recommend that the Board take appropriate action to oversee the independence of the independent auditor.

    E.  GENERAL

       - The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies.

       - Perform such other oversight functions as may be requested by the Board.

       - In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals consulted by the Audit Committee. The Audit Committee shall have the authority to retain special legal, accounting or other experts, advisors or professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

       - Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

                            ANIKA THERAPEUTICS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 OF THE COMPANY

The undersigned, having received notice of the meeting and management's proxy statement furnished herewith, and revoking all prior proxies, hereby appoints Mr. J. Melville Engle and Mr. Douglas R. Potter, and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Anika Therapeutics, Inc. to be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts, on Wednesday, June 6, 2001, at 10:00 a.m., and at any adjournment or postponement thereof, with respect to the following matters set forth below.

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Clerk of the Company or by voting in person at the meeting. Attendance of the stockholder at the meeting or any adjournment or postponement thereof will not in and of itself constitute revocation of this proxy.


         PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                    USING THE ENCLOSED POSTAGE PAID ENVELOPE

                                   DETACH HERE


                                    PROXY FOR
                  ANIKA THERAPEUTICS, INC. 2001 ANNUAL MEETING
                           TO BE HELD ON JUNE 6, 2001

1.  ELECTION OF DIRECTORS:
    (to serve as Class II Directors for a term of three years)

1 - Samuel F. McKay

2 - Harvey S. Sadow, Ph.D.

/ / FOR both nominees

/ / FOR both nominees
    listed to the left (except
    as specified below).

/ / WITHHOLD AUTHORITY
    to vote for both nominees
    listed to the left.

(Instructions: To withhold authority to vote for any indicated nominee, write
the number(s) of the nominee(s) in the box provided to the right.)  /   /

2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1.

Check appropriate box and indicate changes below.

   Address Change?   / /            Name Change?   / /

/ / Please check this box
    if you plan to attend
    the Annual Meeting.

NO. OF SHARES

Date _____________________  /          /

Date _____________________  /         /

                            SIGNATURE(S) IN BOX(ES)
                            When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. For shares held jointly, each joint owner should sign.